GE LifeStyle Funds

(Allocations Funds Prospectus)

Supplement Dated September 15, 2006

to Prospectus dated January 29, 2006

The following paragraph supplements the section entitled “How to Invest – Who May Invest” on page 26 of the prospectus:

“Residency Requirement: In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by GE Investment Distributors, Inc., the Funds distributor.”

A new subsection entitled “Full Service Defined Contribution Plans” is hereby added to the section “How to Invest - Disruptive Trading Policy – Omnibus Accounts” which begins on page 27 of the prospectus and shall read as follows:

“any participant in a full service defined contribution plan that exchanges out of any Fund will be restricted from further exchanging back into that same Fund for a period of 60 days. This restriction does not affect your ability to exchange into any other investment option that has not been restricted or your ability to continue contributions into your defined contribution plan (including that same Fund).

This restriction also does not apply to systematic withdrawals, payroll contributions or hardship/in-service withdrawals.

A full service plan is a participant directed contributory employee benefit plan that receives recordkeeping and administration services from a designated third party administrator through its alliance relationship with the Distributor or its affiliates.”

Please retain this supplement for future reference